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                                                                    EXHIBIT 10.3

                    AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT


     This Amendment No. 1 to Employment Agreement is entered into by and between Santa Anita Realty Enterprise, Inc. ( the "Company") and Brian L. Fleming (the "Executive") as of the 7th day of May, 1996.

                                    Recitals
                                    --------

     A. Company and Executive have previously entered into that certain Employment Agreement dated as of May 9, 1994 (the "Employment Agreement"), which sets forth the terms and conditions of the Executive's employment with the Company.

     B. Company and Executive now desire to amend the Employment Agreement as hereinafter set forth.

                                   Agreement
                                   ---------

     1. Section III of the Employment Agreement is hereby amended and restated in its entirety as follows:

          III.  EMPLOYMENT.
                -----------

               The Company hereby employs the Executive and the Executive hereby accepts such employment, upon the terms and conditions hereinafter set forth, from May 9, 1994, to and including December 31, 1997. This Agreement is subject to renewal as set forth in Section XIX of this Agreement.

     2. Section XIX is hereby added to the Employment Agreement, as follows:

          XIX.  RENEWAL.
                --------

               Subject to the provisions of Section VI-E-3, on the last day of December each calendar year, beginning on December 31, 1996, this Agreement shall be automatically renewed for one additional year unless the Executive or the Company gives notice to the other, in writing, at least six (6) months prior to the expiration of this Agreement,
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          or any renewal or extension thereof, of its desire to terminate this
          Agreement or modify its terms.

          3. Section XVI of the Employment Agreement is hereby amended to change the address for delivery of notice to the Company to 301 West Huntington Drive, Suite 405, Arcadia, California 91007.

          4. Except as otherwise amended hereby by this Amendment No. 1 to Employment Agreement, all terms and conditions of the Employment Agreement shall be unchanged from those set forth in the Employment Agreement.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to Employment Agreement as of the date first above written.

                                       "Company"

                                       SANTA ANITA REALTY ENTERPRISES, INC.

                                       By:                 /s/
                                          -------------------------------------
                                          William C. Baker
                                          Chairman of the Board and Chief
                                          Executive Officer


                                       "Executive"

                                                           /s/
                                       ----------------------------------------
                                       Brian L. Fleming